Exhibit 99.1 Corporate Presentation January 2022 1

Disclaimer and Forward-Looking Statement Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future business and financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future preclinical studies and clinical trials, the actual or potential actions of the FDA, the status and timing of ongoing research, development and corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments, and other factors affecting the Company's financial condition or operations. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

We Aim To Cure Experienced and Successful Management Team Biomea Fusion is a clinical-stage biopharmaceutical company focused on the Novel FUSION™ Platform discovery and development of irreversible small-molecule drugs to treat patients with genetically defined cancers. We BMF-219 - Clinical Stage believe that our approach may lead to significant improvement and extension of Oncology Asset life for patients. Our team is engaged in all phases of drug discovery and development, including target selection, small molecule Multiple Oncology Programs TM design, and preclinical and clinical studies to built from FUSION Platform develop innovative medicines. 3

BMF-219 – Novel Irreversible Covalent Inhibitor of Menin Pipeline-in-a-Pill – Single Agent for Multiple Indications Strong Pathway Control Large effect on target genes and proteins leading to cell death Multiple Shots on Goal Acute leukemias, MYC addicted and driven cancers, RAS/RAF driven solid tumors Consistent On-Target Effect Pathway control and cell killing seen at same predicted dose across indications Wide Safety Margin Strong preclinical safety profile from animal studies 4

Our Team – 10+ Years of Success Together



Thomas Butler
Chairman & CEO

15+ years in Life Science
Pharmacyclics
Gilead Sciences
UCLA – MBA Finance
UCSB, MS – Chemistry



Ramses Erdtmann
President & COO

15+ years in Life Science
Pharmacyclics
Oxygen Investments
Commerzbank
University of Münster, Master's in Banking & Corp Finance



Franco Valle
Chief Financial Officer

15+ years in Life Science
Eidos Therapeutics
Iovance Biotherapeutics
Pharmacyclics
CallidusCloud
PricewaterhouseCoopers
San Jose State University, BS Corporate Finance



Naomi Cretcher
Chief of People

15+ years in Life Science
Pharmacyclics
Genentech
UC Irvine, BA Comm
SF State University, Comm



Heow Tan
Chief Technical & Quality Officer

22+ years in Life Science
Pharmacyclics
Collegium Pharmaceutical
Praecis Pharmaceuticals
Ohio State University
Santa Clara University Leavey School of Business, MBA – Finance & Mgmt



Steve Morris MD
Chief Medical Officer Consultant

25+ years in Life Science
HealthChart LLC
Insight Genetics
St. Jude Children's Research Hospital
Board certified internist (Univ. of Texas SW HSC) and medical oncologist (Yale University School of Medicine)



Thorsten Kirschberg
EVP of Chemistry

25+ years in Life Science
Terns Pharmaceuticals
Gilead Sciences
Cell Gate
Golden Gate University, MBA
University of Münster, Ph.D., Chemistry



Jim Palmer
VP of Drug Discovery

30+ years in Life Science
Biota Ltd
Cytopia Ltd.
Rigel, Inc.
Celera Genomics
Prototek Inc.
Purdue University
Ph.D. Organic Chemistry

biomea FUSION

5

Our Vision – We Are Patient Focused and Aim to Cure

Biomea leverages the FUSIONTM Platform to create a suite of novel agents to improve and extend life for patients



Validated Targets For Covalent Inhibition
Biology
Breakthrough Covalent Chemistry
Chemistry
Proprietary Combinations
Medicine

Validated Disease Targets

Drugs pursuing validated targets have a ~2x higher likelihood of approval than molecules pursuing a new mechanism of action

Sources: Nelson et al. (2015) Nat Genet.; Thomas et al. (2016) BIO; In a Landscape of 'Me Too' Drug Development, What Spurs Radical Innovation? HBS Weekly Review (Jun 2018)

Irreversible Sm. Mol. Inhibitors

Irreversible covalent inhibitors provide deep target inactivation and a wider therapeutic window, allowing for longer duration on therapy

Sources: Singh et al. (2011) Nature Reviews Drug Discovery; Cheng et al. (2020) Journal of Hematology & Oncology; Strelow (2017) SLAS Discovery; Kalgutkar & Dalvie (2012) Expert Opin. Drug Discov.;

Proprietary Combinations

Combination therapy with non-overlapping resistance mechanisms results in more durable responses and better outcomes

Sources: Palmer et al. (2019) eLife; Mokhtari et al. (2017) Oncotarget

biomea FUSION 6

Irreversible Inhibitors Have a History of Medical Success Notable Irreversible Inhibitors • Aspirin was the first commercialized irreversible drug Aspirin Osimertinib (TAGRISSO) Penicillin • Notable precision oncology and infectious disease programs leverage irreversible mechanisms - Precision Oncology: Osimertinib and Ibrutinib both target kinases and are used in subpopulations with specific genetic biomarkers - Antivirals: Sofosbuvir and Tenofovir both target reverse transcriptases and are leveraged to treat HCV and HIV Ibrutinib (IMBRUVICA) Tenofovir (VIREAD) Sofosbuvir (SOVALDI) 7

Important Attributes of Irreversible Small Molecule Inhibition

High Selectivity

Irreversible inhibitors

- two-step inhibition: 1) requires initial reversible binding followed by 2) covalent interaction, which increases target selectivity
- Greater ligand efficiency provides high selectivity and potency without jeopardizing pharmaceutical properties

Deep Target Inactivation

Irreversible inhibitors

- can cause permanent inactivation of bound protein
- can drive target elimination through normal cellular degradation processes
- can trigger rapid apoptosis or differentiation into normal, mature cells

Greater Therapeutic Window

Irreversible inhibitors

- are designed to maintain an effect without sustained systemic exposure, unlike conventional reversible drugs, which typically need to be present to provide benefit
- Uncoupling of drug effects from drug exposure can potentially enable lower drug dosing or less frequent dosing regimens vs. reversible approaches biomea FUSION 8

Benefits of Covalent Irreversible Inhibition Irreversible inhibitors facilitate prolonged target occupancy effect, without prolonged systemic exposure Example: Ibrutinib, an Irreversible Inhibitor with Long Kinetic Half Life and Short Biologic Half Life PK/PD • Ibrutinib has a short biologic half life of Long Kinetic Half Life ~4-6 hrs but prolonged receptor % Active-Site Occupancy (left axis) occupancy indicates irreversible BTK Inhibition at cancer sites • Ibrutinib rapidly achieved high receptor Short Biologic Half Life Plasma concentration (right axis) occupancy, sustained for over 24 hours, reflects systemic exposure to body without constant systemic exposure • Reversible inhibitors often require constant systemic exposure to maintain occupancy and reach IC , thereby 90 potentially limiting tolerability 0 2 4 6 8 10 12 14 16 18 20 22 24 Systemic Exposure Receptor Occupancy 9 BTK: Bruton’s Tyrosine Kinase (ng/ml)

Our Technology Platform – Irreversible Inhibitors

Traditional Small Molecule Design
(Library Screening and Synthesis)

Year 1 | Year 2 | Year 3 | Year 4 | Year 5 | Year 6

Target To Hit → Hit To Lead → Lead Optimization → Preclinical

1. **Target Exploration**
Detailed crystal structures required to understand potential binding sites used to generate "hits"

2. **Library Screening**
Library approach provides starting points for drug design, uncovering insights on optimal engagement

3. **Small Molecule Synthesis**
Emphasis on optimizing potency and specificity can force trade offs

4. **Lead Optimization**
Traditional medicinal chemistry methods may not completely improve key drug properties

Modified after Insilico Medicine & Paul, S. M.et al. (2010). How to improve R&D productivity: the pharmaceutical industry's grand challenge. Nature Reviews Drug Discovery, 9(3), 203–214.

biomea FUSION
FUSION™ Platform
(AI/VR Matching
+
Custom Synthesis)

Year 1 | Year 2 | Year 3 | Year 4

Target To Hit → Custom Lead → Lead Optimization → Preclinical

Custom design at lead stage accelerates timeline

1. **Target Validation**
Crystal structures leveraged for deep structural knowledge and biologic relevance

2. **Biomea Library of Covalent Engagers**
AI/VR driven matching process that is validated through insights from physical synthesis

3. **Custom Scaffold Creation**
Small molecules created from scratch through custom synthesis based on insights from AI/VR

4. **Refinement**
Custom scaffolds put through refinement process for optimal drug like properties biomea FUSION 10

Biomea Pipeline – Pursuing Up to 7 Tumor Types and Diabetes in the Clinic in 2022

	Program	Indication (Discovery → IND Enabling → Phase 1 → Phase 2 → Phase 3)	Target Population (US Incidence)	Key Milestone
Menin Programs	BMF-219 (Oncology)	*MLL-R & NPM1 Liquid Tumors (AML, ALL)*	2.5K MLL-r; 7.5K NPM1	Patient enrollment
Menin Programs	BMF-219 (Oncology)	*Additional Liquid Tumors (MM, DLBCL)*	~18K DLBCL; ~35K MM	Patient enrollment
Menin Programs	BMF-219 (Oncology)	*KRAS Solid Tumors (Lung, Pancreatic, CRC)*	~60K Lung (KRAS); ~60K Panc. (RAS); ~70K CRC (RAS)	IND filing
Menin Programs	Menin Inhibition (Metabolic)	*Diabetes Mellitus (Type 2, Type 1)*	1.6M Type 1; 25.3M Type 2	Preclinical data presentation at an upcoming meeting
Additional Oncology Programs	Target #2	*Oncology*	N/A Undisclosed	Lead candidate and target announcement
Additional Oncology Programs	Target #3	*Oncology*	N/A Undisclosed	Update on progress in 2022

biomea FUSION 11

BMF-219 to Pursue Multiple Tumor Types in 2022

Target Patient Population for BMF-219



US Incident Patient Population
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Target Population for Reversible Menin Inhibitors
2.5K
7.5K
18K
35K
60K
60K
70K
MLL-R
NPM1
DLBCL
MM
RAS Mut. Pancreatic Cancer
KRAS Mut. Lung Cancer
RAS Mut. Colon Cancer
Acute Leukemias
Additional Liquid Tumors
Solid Tumors

Sources: Jovanović, K. K., Roche-Lestienne, C., Ghobrial, I. M., Facon, T., Quesnel, B., & Manier, S. (2018). Targeting MYC in multiple myeloma. Leukemia, 32(6), 1295–1306. https://doi.org/10.1038/s41375-018-0036-x ; Riedell, P. A., & Smith, S. M. (2018). Double hit and double expressors in lymphoma: Definition and treatment. Cancer, 124(24), 4622–4632. https://doi.org/10.1002/cncr.31646; Kempf, E., Rousseau, B., Besse, B., & Paz-Ares, L. (2016). KRAS oncogene in lung cancer: focus on molecularly driven clinical trials. European respiratory review : an official journal of the European Respiratory Society, 25(139), 71–76. https://doi.org/10.1183/16000617.0071-2015; Lanfredini, S., Thapa, A., & O'Neill, E. (2019). RAS in pancreatic cancer. Biochemical Society transactions, 47(4), 961–972. https://doi.org/10.1042/BST20170521; Serna-Blasco, R., Sanz-Álvarez, M., Aguilera, Ó., & García-Foncillas, J. (2019). Targeting the RAS-dependent chemoresistance: The Warburg connection. Seminars in cancer biology, 54, 80–90. https://doi.org/10.1016/j.semcancer.2018.01.016; Park, W., Chawla, A., & O'Reilly, E. M. (2021). Pancreatic Cancer: A Review. JAMA, 326(9), 851–862. https://doi.org/10.1001/jama.2021.13027; NCI SEER Estimated 2021 Incidence <seer.cancer.gov>

biomea FUSION 12

BMF-219 – Novel Irreversible Covalent Inhibitor of Menin Pipeline-in-a-Pill – Single Agent for Multiple Indications Strong Pathway Control Large effect on target genes and proteins leading to cell death Multiple Shots on Goal Acute leukemias, Myc addicted and driven cancers, Ras/Raf driven solid tumors Consistent On-Target Effect Pathway control and cell killing seen at same predicted dose across indications Wide Safety Margin Strong preclinical safety profile from animal studies 13

BMF-219 Shown to Inhibit A Complex Interaction Independent of the MLL Fusion Partner Role of Menin-MLL Complex Menin-MLL Fusions Different fusions result in different binding affinities between MLL fusion proteins and Menin MLL Fusions (AML/ALL) Prevalence (%) MEIS1 AF4 36% AF9 19% BMF-219 ENL 13% AF10 8% ELL 4% PTD 4% MEIS1 …80+ additional fusions 16% Modified after Uckelmann (Scott Armstrong Lab) , ASH 2018, Abstract # 546 Source: Meyer, C. et al. (2017). The MLL recombinome of acute leukemias in 2017. Leukemia, 32(2), 273–284. BMF BMF -219 -21 : an irreversible covalent inhibitor at the Menin-MLL interface 14

BMF-219 Demonstrated Rapid and Near Complete Reduction of Expression of Oncogenes



Gene Expression Changes in AML cells following treatment w/ BMF-219 (0.500µM dose)
Transcripts per Million from Control (DMSO) @6 Hr
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
@6 hours
DMSO
BMF-219
Transcripts per Million from Control (DMSO) @24 Hr
@24 hours
Menin (MEN1)
MEIS1
HOXA9
DNMT3A

(Transcripts per Million is a measure of gene expression)

- Irreversible inhibitor, BMF-219, downregulates expression of Menin (via the target *MEN1* gene) and critical leukemogenic genes (e.g. *MEIS1* and *HOXA9*)
  - *MEIS1* is a gene that can be an accelerator of leukemic transformation (along with *HOXA9*)
  - *HOXA9* is a gene involved in myeloid differentiation and can be leukemogenic
  - *DNMT3A* is a gene that codes for a methyltransferase, which can be leukemogenic when mutated
- BMF-219 demonstrated up to 80% reduction in readout genes by 6 hours and approximately 90%+ reduction at 24 hours biomea FUSION 15

BMF-219 Displayed Superior Impact on Key Gene Signatures in MLL-rearranged AML Cell Line Relative Gene Expression – BMF-219 Relative Gene Expression – Clinical Reversible Inh. (KO-539) 1.2 BCL2 MYC HOXA9 MOLM-13 MOLM-13 1.0 0.8 Significant changes to 0.6 BCL-2, MYC and HOXA9 w/ BMF-219 Treatment 0.4 ~50-60% 0.2 reduction >90% reduction 0.0 DMSO BMF-219 BMF-219 500 nM, 24 1 μM, 24 hrs hrs Blood (2021) 138 (Supplement 1): 3357. • BCL2 expression was reduced ~20 to 30-fold at 24 hrs post-treatment with BMF-219 and remained largely unaltered at 6 hrs post-treatment with BMF-219 • HOXA9 expression was reduced ~15-fold at 24 hrs post treatment with BMF-219 • MYC expression was reduced ~100-200 fold at 6 hrs and 24 hrs post-treatment with BMF-219 16 Fold-Change (mRNA expression) Relative to DMSO Control

BMF-219 – Novel Irreversible Covalent Inhibitor of Menin Pipeline-in-a-Pill – Single Agent for Multiple Indications Strong Pathway Control Large effect on target genes and proteins leading to cell death Multiple Shots on Goal Acute leukemias, MYC addicted and driven cancers, RAS/RAF driven solid tumors Consistent On-Target Effect Pathway control and cell killing seen at same predicted dose across indications Wide Safety Margin Strong preclinical safety profile from animal studies 17

BMF-219 Has the Potential to Impact Important Binding Partners Involved in Multiple Tumors

Mechanism of Action



NPM1
MYC
BMF-219 covalent binding to menin disrupts menin-MLL protein-protein interaction, resulting in global change of function
Menin
Other
MLL

Resulting change of function of menin impacts important binding partners involved in oncogenesis

Target Patient Population



MLL
HOXA9/ MEIS1
NPM1
MYC
Other

MLL-r Acute Leukemia

NPM1 mutant Acute Leukemia

DHT / DEL DLBCL

Multiple Myeloma

KRAS mutant (CRC, Lung, Pancreatic)

Liquid and Solid Tumors

BMF-219 has the potential to address additional patient populations that are dependent on menin or some of its binding partners biomea FUSION 18

Acute Leukemia, DLBCL, MM, & Other Tumor Types Have High Menin Dependency Based on Broad Institute DEPMAP Dataset

BROAD Institute Cancer Dependency Map (DEPMAP) for Menin (*MEN1*)



Count
80
60
40
20
0
−2
−1
0
1
Hematopoietic And Lymphoid /Other (p=2.8e-11)
Solid /Other (p=6.8e-11)
Multiple Myeloma /Other (p=8.1e-09)
DLBCL /Other (p=5.1e-06)
CERES MENIN Dependency Score

Note: CERES MENIN Dependency scores less than -1 in various tumor types imply that menin is considered essential for cell survival in those tumor types

- Cell viability scores have shown that **menin plays a key role in survival of multiple tumors**
- **High menin dependency in liquid and solid tumors,** beyond acute leukemias, provides rationale for further analysis in dependent tumor types
- Biomea is exploring the potential for **irreversible inhibition of menin in a variety of liquid and solid tumor types**

biomea FUSION 19

BMF-219 Shown to Disrupt MYC Genomic Function via Broad Impact on the Complexes Surrounding Menin

Irreversible Covalent Menin Inhibitor – BMF-219



IRF4
MYC
MAX
ASCL2
CEBPB
SMAD3
STAT3
KMT2A
BCL11A
AR
GABPA
RELA
NCOA1
ETS1
E2F6
FOXA1
GATA1
HNF4A
CEBPA
JUND
ZBTB7A
CTCF
TCF12
TP53
SPI1
TF activity inference scores greater than 10 are highly significant
10.0
20.0
30.0
40.0
50.0
Enrichment Score

TF activity inference using ChIP-seq of differentially expressed genes in MOLM-13 cells incubated with 500 nM BMF-219 at 24 hours. Each bar represents a study in the GEO repository using the specified TF antibody.

- **In MOLM-13 cells treated with BMF-219, the top transcription factors regulating gene expression are MYC and MAX**
- IRF4, MYC, and MAX are known drivers for some forms of DLBCL, (addicted) multiple myeloma, and multiple additional tumors

Reversible Menin Inhibitor – SNDX-50469



MOLM13
500 nM SNDX-50469/Control
MYO6
MEIS1
MEF2C
CNOT6L
PBX3
REEP3
JMJD1C
LAMP5
FLT3
SENP6
CDK6
WNK1
HOXA9
BAZ2B
MYC
RNA
ATAC
-6
-5
-4
-3
-2
-1
0
Log2 fold-change
(ATAC peaks and RNA expression)

Blood (2021) 138 (Supplement 1): 3340.

- **Significantly less impact on *MYC* expression** (2x fold) and genomic function by clinical reversible menin inhibitor
- In contrast, **BMF-219 treatment led to a ~100-200x reduction in *MYC*** expression at 24 hours biomea FUSION

20

Menin is a Key Node for MYC and KRAS Addicted Tumors

MYC is constitutively and aberrantly expressed in over 70% of human cancers

MYC transcriptional complex facilitates expression of oncogenesis via MYC target genes



Menin
MYC
TEFb
p
p
p
RNA Polymerase
MYC Target Genes

Source: Madden et al., Molecular Cancer volume 20, Article number: 3 (2021); Martínez-Martín et al. Cancer Drug Resist 2021;4:842-65; Xia Y. et al., Acta Haematol 2020;143:520–528; Zhu L., et al. (2017).. Nat. Commun. 8, 15278.; Musti et al., Oncogene . 2002 Sep 19;21(42):6434-45.

KRAS Mutant Solid Tumors

- **Menin regulates downstream pathways associated with KRAS signaling, including MYC,** MAPK/ERK, and JunD
- ~30% of newly diagnosed NSCLC have a KRAS mutation
- ~97% of pancreatic cancer patients have a RAS mutation
- ~45% of CRC patients have a RAS mutation

Multiple Myeloma (MM)

- **MYC addiction increases with stage and line of therapy**
- ~20-50% MYC dysregulation or translocations in newly diagnosed MM patients
- ~50-70% of advanced r/r MM patients have MYC dysregulation

Diffuse Large B-Cell Lymphoma (DLBCL)

- Double and Triple Hit and Double expressors (BCL2 and MYC overexpression) DLBCL represents ~40% of patients
- **>50% of relapsed/refractory DLBCL are double expressors**

Sources: Jovanović, K. K., Roche-Lestienne, C., Ghobrial, I. M., Facon, T., Quesnel, B., & Manier, S. (2018). Targeting MYC in multiple myeloma. Leukemia, 32(6), 1295–1306. https://doi.org/10.1038/s41375-018-0036-x ; Riedell, P. A., & Smith, S. M. (2018). Double hit and double expressors in lymphoma: Definition and treatment. Cancer, 124(24), 4622–4632. https://doi.org/10.1002/cncr.31646; Kempf, E., Rousseau, B., Besse, B., & Paz-Ares, L. (2016). KRAS oncogene in lung cancer: focus on molecularly driven clinical trials. European respiratory review : an official journal of the European Respiratory Society, 25(139), 71–76. https://doi.org/10.1183/16000617.0071-2015; Lanfredini, S., Thapa, A., & O'Neill, E. (2019). RAS in pancreatic cancer. Biochemical Society transactions, 47(4), 961–972. https://doi.org/10.1042/BST20170521; Serna-Blasco, R., Sanz-Álvarez, M., Aguilera, Ó., & García-Foncillas, J. (2019). Targeting the RAS-dependent chemoresistance: The Warburg connection. Seminars in cancer biology, 54, 80–90. https://doi.org/10.1016/j.semcancer.2018.01.016 biomea FUSION 21

BMF-219 – Novel Irreversible Covalent Inhibitor of Menin Pipeline-in-a-Pill – Single Agent for Multiple Indications Strong Pathway Control Large effect on target genes and proteins leading to cell death Multiple Shots on Goal Acute leukemias, Myc addicted and driven cancers, Ras/Raf driven solid tumors Consistent On-Target Effect Pathway control and cell killing seen at same predicted dose across indications Wide Safety Margin Strong preclinical safety profile from animal studies 22

BMF-219 Exerted Superior Cell Killing of AML Cell Lines at Half the Dose BMF-219 Reversible Inhibitors Source Data from ASH 2021 Publications 100% KO-539 is 15% effective @ 1μM in MOLM-13 cells 90% 80% 70% 60% 50% 40% 30% 20% 10% Blood (2021) 138 (Supplement 1): 3357. ASH, 2021. 0% SNDX-50469 is 12% effective @ 1μM in MOLM-13 cells MOLM-13 OCI-AML3 MV4;11 MOLM13 OCI-AML3 BMF-219 @ 560nM Estimated Average of Clinical Reversible Inhibitors @ 1μM Approximately half the dose of reversible inhibitors • BMF-219 killed >90% of AML cells in MLL-rearranged and NPM1 mutant cell lines at 4 days post-treatment • Reversible menin inhibitors generally report significantly less cell killing of AML cell lines as a single agent Blood (2021) 138 (Supplement 1): 3340., ASH 2021. 23 % of Cells with Calcein Staining

BMF-219 Produced Near Complete Inhibition of Growth at 0.560μM Across Acute Leukemia Cell Lines MLLr BAL Cell Line MLLr AML Cell Line FLT3-ITD/NPM1 AML Cell Line (MV4;11cells, 0.560µM dose) (MOLM-13 cells, 0.560µM dose) (OCI-AML3 cells, 0.560µM dose) 1200 5000 4000 3500 1000 4000 3000 800 2500 3000 600 2000 2000 1500 400 1000 1000 200 500 0 0 0 T4 T7 T11 T14 T4 T7 T11 T14 T4 T7 T11 T14 DMSO BMF-219 MI-503 • BMF-219 demonstrated rapid shut down of metabolic activity, sustained over the 14-day study duration • BMF-219 responses were superior to a tested reversible menin inhibitor (MI-503) with respect to both onset and durability of metabolic suppression 24 Relative Fluorescent Units (K)

BMF-219 Produced Near Complete Inhibition of Growth at 0.560μM in Multiple Myeloma and KRAS Solid Tumor Cell Lines Multiple Myeloma Cell Viability KRAS Pancreatic Cancer Viability (KMS-20 cells, 0.560µM dose) (MIA-PaCa--2 cells, 0.560µM) 80000 3500000 70000 3000000 60000 2500000 50000 2000000 40000 1500000 30000 1000000 20000 500000 10000 0 0 Day 4 Day 7 Day 11 Day 14 Day 4 Day 7 Day 11 DMSO BMF-219 DMSO BMF-219 MI-503 Impairment of survival in G12C KRAS mutation driven pancreatic Impairment of survival in multiple myeloma model (KMS-20 cell line, 0.56µM doses) by irreversible menin inhibitor BMF- cancer model (MIA-PaCa-2, 0.56µM doses) by irreversible menin 219 inhibitor BMF-219 versus a reversible menin inhibitor (MI-503) 25 Surviving Cells (relative fluorescent units)

BMF-219 Produced Near Complete Inhibition of Growth at 1μM in AML ex-vivo Samples Growth Inhibition of ex-vivo AML Cells from Patients (1μM Exposure) 100% Patient 320: NPM1 AML, Treatment Naïve Patient 340: NPM1 AML, Treatment Naïve 90% Patient 400: MLL-r AML, Treatment Naïve 80% • 1µM exposure of BMF-219 70% produces robust growth 60% inhibition in both NPM1 and MLL-R ex-vivo cell lines 50% • BMF-219 responses were 40% superior to a tested 30% reversible menin inhibitor, MI- 503, with respect to cell growth 20% inhibition 10% 0% BMF-219 MI-503 26 Growth Inhibition

BMF-219 Produced Near Complete Inhibition of Growth at 1μM in DLBCL Cell Lines BMF-219 Growth Inhibition in DLBCL Cell Lines, ASH 2021 DB TOLEDO 120 120 (Double Hit / GCB Lymphoma) (Double Hit / GCB Lymphoma) IC50 %Max IC50 Top IC50 %Max IC50 Top BMF-219 0.316 98.64 BMF-219 0.2877 99.47 100 BMF-219 BMF-219 0.3160 98.64 100 BMF-219 BMF-219 0.2877 99.47 Clinical Reversible Clinical Reversible KKO-5 O-539 39 3.070 100.0 KKO-5 O-539 39 1.490 99.84 Inhibitor-1 1.49 99.84 Inhibitor-1 3.07 100 80 80 SSy yndnd -56-5 13613 N 0. o 04 Res20 pon7 se 9.730 SSy yndnd -56-5 13613 N Unst o Resab ponle se -8.431 Clinical Reversible No Clinical Reversible No Inhibitor-2 Response 9.7 Inhibitor-2 Response -8.4 60 60 40 40 20 Cell Lines Cell Type Translocations 20 DB and Toledo cells DB GCB-DLBCL MYC/BCL2 0 0 were incubated with TOLEDO GCB-DLBCL MYC/BCL2 compounds for 4 days -20 -20 0.001 0.01 0.1 1 10 0.001 0.01 0.1 1 10 Compound Concentration (uM) Compound Concentration (uM) Source: Blood (2021) 138 (Supplement 1): 4318. ASH, 2021. • Irreversible menin inhibition by BMF-219 led to marked growth inhibition in multiple DLBCL cell lines • We believe this is due to disruption of Menin-MYC • One of the clinical stage reversible menin inhibitors tested displayed activity, but at 5-10x higher concentration • The other clinical reversible inhibitor did not achieve IC50 in the tested cell lines at any concentration tested 27 Cell Proliferation Inhibition (%) Cell Proliferation Inhibition (%)

BMF-219 – Novel Irreversible Covalent Inhibitor of Menin Pipeline-in-a-Pill – Single Agent for Multiple Indications Strong Pathway Control Large effect on target genes and proteins leading to cell death Multiple Shots on Goal Acute leukemias, Myc addicted and driven cancers, Ras/Raf driven solid tumors Consistent On-Target Effect Pathway control and cell killing seen at same predicted dose across indications Wide Safety Margin Strong preclinical safety profile from animal studies 28

BMF-219 Was Highly Selective in Key Screening and Safety Panels

No Histopathology Findings Were Observed with BMF-219 in GLP and non-GLP Toxicology Studies

Kinase screening

- **169 kinases screened**; only **two** wild type kinases showed greater than 50% inhibition upon treatment with BMF-219
- In-house analysis of menin revealed no relevant structural similarity between targeted binding pocket and tyrosine kinases with known involvement in hematological cancers

Glutathione reactivity

Drug	Mean half-life (min)
Omeprazole	123.3
Neratinib	197.7
Ibrutinib	>360
BMF-213	322.3
BMF-214	>360
BMF-219	>360

- Drugs with limited non-specific interactions have long half-lives
- BMF-219 had **less reactivity than the approved irreversible drugs omeprazole and neratinib** based on the results from the study

Oncopanel screening

- **Minimal impact** of BMF-219 treatment on cell metabolism in leukemia and lymphoma cell lines that have **wild type MLL**, but no menin-linked mechanism for disease
- Findings are consistent with external studies, showing that **menin-MLL interaction is not generally cell-essential and only critical to survival in those cells that contain aberrant biology**

Safety screen



Metabolic Activity (%)
BMF-219
Vehicle
100
80
60
40
20
0
BC-1
BCP-1
BV-173
K562
U937

- BMF-219 was also profiled on the **SafetyScreen44** panel (CEREP/Eurofins Discovery), an *in-vitro* panel of 44 common selected targets to identify significant off-target interactions
- Findings showed **no meaningful impact** (greater than 50% activation or inhibition) of BMF-219 across these key safety assays biomea FUSION 29

BMF-219 Achieved Significant Survival Benefit in A Disseminated Leukemia Xenograft Model Anti-Tumor Effect Body Weight 110% Vehicle BMF-219, 40mg/kg 100% BMF-219, 20mg/kg 90% Dosing Period 80% Day 1 Day 8 Day 15 Day 22 *40mg/kg BMF-219 7 • Mice were inoculated with xenograft cancer cells at high levels (1x10 MV4;11-luc) with greater than 90% viability • BMF-219 treatment showed notable reduction in tumor burden and survival benefit over vehicle control (72% at 20mg/kg and 94% at 40mg/kg) • Daily dosing for 14 days was well-tolerated and caused minimal body weight changes 30 Vehicle BMF-219* Relative Body Weight

BMF-219: Next Generation Irreversible Covalent Menin Inhibitor

BMF-219: A Molecule That Really Grabs You and Won't Let Go

BMF-219 Properties	
Molecular Weight Approximately 500 kD	✓
Nanomolar Potency in Key Targeted Cell Lines:	
MLL-r	✓
NPM1 FLT3-ITD	✓
DLBCL MYC Driven Tumors	✓
MM	✓
KRAS Mutants (pan mutation)	✓
hERG inhibition ~5% at 10 μM	✓
Significant Downregulation of *HOXA9, MEN1, and MYC*	✓
No Histopath Findings in IND Enabling Tox Studies	✓

Predicted Efficacious Human AUC for BMF-219



~500,000
'219 Expected hERG AUC
AUC
(ng/hr/ml)
MTD Not Determined in IND Enabling Tox
2,000
'219 Targeted Efficacious AUC

biomea FUSION 31

BMF-219 → Next Generation Menin Inhibitor

Attacks the target by forming a covalent bond (irreversible inhibitor)

Challenges of 1st Gen Menin Inhibitors	Solutions Offered by BMF-219
Poor PK/PD Properties (Inefficient Pharmacology)	Efficient Pharmacology (Target AUC/Daily Exposure) Leading to Wider Therapeutic Window
Limited impact on Key Gene Signaling (*MEN1, HOXA9, MYC*) at Clinically Achievable Dose Levels	Significant Impact on *MEN1, HOXA9, and MYC*
Focused on Menin-MLL Disruption For AML/ALL	Broad Tumor Type Impact via MYC Inhibition (ALL, AML, DLBCL, MM, RAS activated Solid Tumors)
Poor impact on Cell Viability in Key Leukemia Sub-Types	Deep Tumor Impact Across Multiple Tumor Types (ALL, AML, DLBCL, MM, RAS activated Solid Tumors)
Dose Limiting Cardiac Toxicity	Minimum Impact on hERG at 10uM (at ≥10x the Targeted Clinical Dose Level)
Single Agent CR Rate @ 6-month ~10%	**TBD - Currently Enrolling Patients**

Complete Remission (CR) is defined as: Bone marrow blasts <5%; absence of circulating blasts and blasts with Auer rods; absence of extramedullary disease; ANC ≥1.0 X 10^9/L (1,000/μL); platelet count ≥100 X 10^9/L (100,000/ μL)

biomea FUSION 32

BMF-219 Phase I Study in r/r Acute Leukemia Patients

Phase I first-in-human dose-escalation and dose-expansion study of BMF-219 enrolling adult patients with acute leukemia, including those with an MLL/KMT2A gene rearrangement or NPM1 mutation

Phase I Study Design

Dose Escalation

Arm A No CYP3A4

R/R ALL, AMPL, AML



N = TBD
DLT
Non-DLT
Non-DLT (Grade >=2) related w/moderate toxicity

Arm B CYP3A4

R/R ALL, AMPL, AML



N = TBD
DLT
Non-DLT
Non-DLT (Grade >=2) related w/moderate toxicity

Accelerated titration design followed by 3+3

Dose Expansion

Arm A No CYP3A4

R/R ALL, AMPL, AML

N = 12

Arm B CYP3A4

R/R ALL, AMPL, AML

N = 12

Eligibility:

- All patients:
  - R/R ALL, AMPL, AML agnostic of mutation
  - > 18 years

Endpoints:

- Phase I: Safety, PK, determine the Optimal Biological Dose and the Recommended Phase II Dose

Treatment:

- BMF-219 will be administered orally daily

Abbreviations: **ALL** Acute Lymphoblastic Leukemia **AML** Acute Myeloid Leukemia **AMPL** Acute Mixed Phenotype Leukemia **CRR** Complete Response Rate **CYP3A4** Cytochrome 450 3A4 **DLT** Dose Limiting Toxicity **FIH** First-in-human **KMT2A** Lysine Methyltransferase 2A **MLL** Mixed Lineage Leukemia **MLLr** Mixed Lineage Leukemia-rearranged **NPM1** Nucleophosmin 1 **PO** Administered by Mouth **PK** Pharmacokinetic **R/R** Relapsed/Refractory **RP2D** Recommended Phase 2 Dose **TEAE** Treatment Emergent Adverse Event

biomea FUSION 33

Clinical Study Plan – Enrolling up to 7 Tumor Types and Diabetic Patients in 2022

	Program		H1 2022	H2 2022
Menin Programs	BMF-219 (Oncology)	AML / ALL (MLL-r, NPM1)	*Trial Initiated in Q4 '21* →	→
		DLBCL (DHL / DEL)	Ph I. Enrollment →	→
		MM (MYC driven)	Ph I. Enrollment →	→
		Lung, Pancreatic, CRC (KRAS Mut.)	Preclinical Data	IND Filing; Ph. I Trial Initiation
	Menin Inhibition (Metabolic)	Diabetes (T1D/T2D)	Preclinical Data	IND Filing; Ph. I Trial Initiation

biomea FUSION

34

Potential for Menin Inhibition Demonstrated by Beta Cell Ablation Diabetes Model in MEN1 Excised Mice

MEN1 Excision Prevents Development of Streptozotocin (STZ)-induced Hyperglycemia



Collecting pancreas and blood serum
Men1 l/l
Men1 l/l
Control
Men1 l/l; Cre-ER
Men1 Δ/Δ
Men1-excised
Age 12 16 17 18 19 20 (wk)
TAM
STZ
1st
2nd
3rd
4th
Measuring blood glucose level

(c)

Multiple low-dose streptozotocin (MLD-STZ) administered to the control and *Men1*-excised mice to induce beta cell damage and a diabetes-like environment



Blood glucose (mg/dL)
600
500
400
300
200
100
***
***
***
***
Control
Men1-excised
0 1 2 3 4 (wk)
Time after STZ injections
Men1 l/l
Men1 Δ/Δ

(f)

***Men1*-excised mice did not develop hyperglycemia in STZ model, which was observed in the control group**

Sources: Yang et al. (2010) Deletion of the Men1Gene Prevents Streptozotocin-Induced Hyperglycemia in Mice. Experimental Diabetes Research, 2010, 1–11. doi:10.1155/2010/876701

biomea FUSION 35

BMF-219 Ameliorated Diabetes in Animal Models

Results

BMF-219 was able to normalize glucose levels in the majority of animals after just two weeks of treatment. The majority of the effect was maintained despite complete washout of BMF-219

Preclinical data support BMF-219 as an oral, long-acting treatment for diabetes

Experiments

Zucker Diabetic Fatty (ZFD) Rat

- **Model works to decrease beta cell counts and induce insulin resistance in male rats**
  - While males develop diabetes, Female rats do not develop diabetes

STZ-Induced Rat

- **Model inhibits production of insulin by beta cells in addition to inducing beta cell death**
  - High dose models lead to rapid ablation of beta cells and hyperglycemia while low dose models lead to less pronounced reduction in beta cells and insulin secretion

Next Steps

Engage with the FDA in Q1 2022 and File IND by H2 2022

Conduct Additional Translational Work

Submit Data for 2022 Conference Publication

Sources: King, A. J. (2012). The use of animal models in diabetes research. British Journal of Pharmacology, 166(3), 877–894; Willcox, A., Richardson, S. J., Bone, A. J., Foulis, A. K., & Morgan, N. G. (2010). Evidence of increased islet cell proliferation in patients with recent-onset type 1 diabetes. Diabetologia, 53(9), 2020–2028.

biomea FUSION 36

Biomea Fusion – WE AIM TO CURE Established FUSION platform technology for discovery of irreversible covalent inhibitors Lead molecule (BMF-219) with best-in-class potential and favorable safety profile Initiate studies with BMF-219 in up to 7 tumor types (liquid and solid) in 2022 Significant addressable market and scarcity of effective treatment options for clinically targeted tumor types IND enabling work in progress for diabetic patients Capitalized into 2024 37

Near Term Milestones – Biomea Fusion (NASDAQ: BMEA)

BMF-219 – Liquid Tumors

IND Clearance	Completed
DLBCL Preclinical ASH 2021 Abstract	Completed
Enrolling Phase I Study in AML/ALL	In Progress
Additional Preclinical Data in DLBCL/MM	H1 2022
BMF-219 Phase I DLBCL/MM Trial Initiation	H1 2022

BMF-219 – Solid Tumors

Additional Preclinical Data in KRAS Mutant Tumors	H1 2022
IND Filing	H2 2022
BMF-219 Phase I KRAS Mutant Trial Initiation (Pancreatic, Lung, Colorectal)	Q4 2022

Menin Inh. – Diabetes

Diabetes Menin Pathway Validation	H1 2022
IND Filing	H2 2022
Phase I Diabetes Trial Initiation	H2 2022

Additional Programs

2nd Pipeline Candidate Announced	H1 2022
3rd Pipeline Candidate Announced	To Be Announced

biomea FUSION 38

Company Financials Detailed Financials (unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 Operating expenses: R&D $ 7,886 $ 789 $ 16,908 $ 1,339 G&A $ 4,752 $ 346 $ 10,022 $ 489 Total Operating Expenses $ 12,638 $ 1,135 $ 26,930 $ 1,828 Loss from operations $ (12,638) $ (1,135) $ (26,930) $ (1,828) Interest and other income, net $ 32 — $ 73 $ 2 Net loss $ (12,606) $ (1,135) $ (26,857) $ (1,826) Other comprehensive loss: Changes in unrealized gain on short term investments, net — — $ 2 — Comprehensive loss $ (12,606) $ (1,135) $ (26,855) $ (1,826) Net loss per common share, basic and diluted $ (0.43) $ (0.10) $ (1.21) $ (0.18) Weighted-averaged number of common shares used to compute 29,001,213 11,724,100 22,105,321 10,082,667 basic and diluted net loss per common share $192M Cash, cash equivalents, and investments as of the end of Q3 2021 39

Thank You 40